SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       February 15, 2000
                                                  ------------------------------


                        National Bancorp of Alaska, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-10769              92-0087646
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   (State or Other Jurisdiction     (Commission           (IRS Employer
         of Incorporation)            File Number)     Identification Number)


   Northern Lights Boulevard and C Street, Anchorage, AK                99503
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         (Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code        907/276-1132
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On February 15, 2000, National Bancorp of Alaska, Inc., a Delaware corporation, and Wells Fargo & Company, a Delaware corporation, announced that they have amended (the "Amendment") their agreement and plan of reorganization dated as of January 12, 2000 (the "Agreement"), to redefine "Wells Fargo Measurement Price," as set forth in ss. 1(a) of the Agreement. In the Amendment, the parties deleted from the definition the words "the day immediately preceding the date on which the Board of Governors of the Federal Reserve System approves the Merger" and substituted the words "March 15, 2000."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number    Description
------    -----------

2.1 Amendment to Agreement and Plan of Reorganization, dated as of February 15, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL BANCORP OF ALASKA, INC.


                                            By:  /s/ Edward B. Rasmuson
                                                 ----------------------
                                                    Name: Edward B. Rasmuson
                                                    Title: Chairman of the Board
                                                              of Directors

Date:  February 15, 2000

                                  EXHIBIT INDEX

2.1 Amendment to Agreement and Plan of Reorganization, dated as of February 15, 2000